Filed Pursuant to Rule 497(e)
Registration No. 333-142156

Realty Funds, Inc. (the “Company”)

Supplement dated June 26, 2008 to the Company’s Prospectus and Statement of
Additional Information dated September 27, 2007

Liquidation of the Company

The Board of Directors (the “Board”) of the Company, a registered investment company, today announced that it has determined to liquidate the Company effective July 31, 2008.  The Funds’ shares, known as Adelante Shares™ (the “Shares”), are listed on NYSE Arca, Inc. (“NYSE Arca”).

The Board’s decision was taken after consultation with XShares Advisors LLC, the investment advisor to the Funds (“XShares Advisors”) and, through XShares Advisors, Adelante Shares LLC (“Adelante”), the index provider for the seven Adelante Shares™ real estate exchange-traded funds (the “Funds”).  The Board also carefully considered current market conditions and thereafter determined that, as a result of the Funds’ small size and inability to attract significant market interest since their inception, it was advisable and in the best interests of the Funds and their shareholders to liquidate the Funds.

July 24, 2008 will be the last day of trading for the Shares on NYSE Arca, and the last day on which creation unit aggregations of the Shares may be purchased or redeemed.  The seven Funds, and their ticker symbols, are as follows:

•           Adelante Shares RE Growth™  Exchange-Traded Fund (AGV)
•           Adelante Shares RE Value™  Exchange-Traded Fund (AVU)
•           Adelante Shares RE Classics™  Exchange-Traded Fund (ACK)
•           Adelante Shares RE Kings™  Exchange-Traded Fund (AKB)
•           Adelante Shares RE Yield Plus™  Exchange-Traded Fund (ATY)
•           Adelante Shares RE Shelter™  Exchange-Traded Fund (AQS)
•           Adelante Shares RE Composite™  Exchange-Traded Fund (ACB)

NYSE Arca will halt trading in the Shares of the Funds before the open of trading on July 25, 2008, and the Funds will be closed to new investment on that date.  Shareholders may sell their Shares on or prior to July 24, 2008.  From July 25, 2008, through July 31, 2008, shareholders may be able to sell their Shares to certain broker-dealers who may determine to continue to purchase such Shares, but there can be no assurance that any broker-dealer will be willing to purchase such Shares or that there will be a market for the Shares of the Funds.  All sales of Shares to a broker-dealer, prior to or after July 24, 2008, will be subject to typical transaction fees and charges.  All shareholders remaining on July 31, 2008, will receive cash equal in the amount of the net asset value of their Shares as of July 31, 2008, which will include any capital gains and dividends into the cash portion of their brokerage accounts.  Fund shareholders remaining on July 31, 2008, will not incur transaction fees to sell their Shares.  Other costs of closing the Funds will be borne by XShares Advisors.

Effective immediately, the Funds will be in the process of liquidating their portfolios.  As a result, each Fund will no longer pursue its investment objective of seeking to track the performance of its respective Index.  Transaction costs incurred by each Fund in liquidating its portfolio will be included in the Fund’s net asset value.  In addition, effective August 31, 2008, Adelante will terminate its license agreement (the “License Agreement”) with XShares Advisors.  The License Agreement had allowed XShares Advisors to use the Adelante Shares RE Growth™ Index, Adelante Shares RE Value™ Index, Adelante Shares RE Classics™ Index, Adelante Shares RE Kings™ Index, Adelante Shares RE Yield Plus™ Index, Adelante Shares RE Shelter™ Index and Adelante Shares RE Composite™ Index in connection with the Funds.

For additional information about the liquidation, shareholders of the Funds may call XShares Advisors at 1-800-925-2870.